UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

March 7, 2007
____________________________

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Changjiang Tower, 23rd Floor No. 1 Minquan Road Wuhan, Hubei Province, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 8537-5532
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Change in Registrant’s Certifying Accountant.

Pursuant to Item 304(b) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Registrant reports as follows:

(b)	On March 7, 2007, Benda Pharmaceutical, Inc. (“Benda”) engaged Kempisty and Company Certified Public Accountants, P.C. (“Kempisty”) to be Benda’s new independent registered public accounting firm.

(i)
Prior to engaging Kempisty, Benda had not consulted Kempisty regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on Benda’s financial statements or a reportable event, nor did Benda consult with Kempisty regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	Benda did not have any disagreements with its former accountant and therefore did not discuss any past disagreements with Kempisty.

Item 9.01 Financial Statement and Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: March 13, 2007	By:	/s/ Yiqing Wan
Yiqing Wan
President